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                       SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 October 5, 1998
                                 Date of Report

                              (September 28, 1998)
                        (Date of earliest event reported)


                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

                  0-9900                           37-0986839
--------------------------------------------------------------------------------
         (Commission File Number)         (Employer Identification No.)

    301 Perimeter Center North
            Atlanta, GA                                         30346
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


                                 (770) 393-6000
                                 --------------
               Registrant's telephone number, including area code


                          Exhibit Index on page 2 of 4


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Item 5: Other Events

         On September 28, 1998, HBO & Company (HBOC) announced it had signed a definitive agreement to acquire Access Health, Inc. (ACCS), a leading provider of clinically based care management programs and healthcare information services. The acquisition, which is subject to regulatory and ACCS stockholder approval, will be accounted for as a pooling of interests and is anticipated to close during the fourth quarter of 1998. Stockholders of ACCS will receive shares of HBOC common stock in the transaction, and the exchange ratio will be determined by averaging the closing HBOC stock price for a period ending shortly before the transaction closing.



Item 7:  Financial Statements and Exhibits

         (c)      Exhibits.
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                  Exhibit No.        Description                                          Page
                  -----------        -----------                                          ----

                     99      HBO & Company News Release dated September 28, 1998            4


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HBO & COMPANY
                                  (Registrant)

Date: October 5, 1998

                                  /s/ Jay P.Gilbertson
                                  --------------------------------------
                                  Jay P.Gilbertson
                                  President, Co-Chief Operating Officer,
                                  Chief Financial Officer, Treasurer,
                                  Principal Accounting Officer,
                                  and Secretary


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